                            ASSET PURCHASE AGREEMENT

                                    between

                                JOSEPH C. MELIA

                                      and

                                CHARLES J. MELIA

                                  as "Sellers"

                                      and

                              BIKERS DREAM, INC.,

                            A CALIFORNIA CORPORATION

                                 as "Purchaser"





                               BIKERS DREAM, INC.
                                   FORM SB-2
                                 EXHIBIT 10.25

                               TABLE OF CONTENTS

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
SECTION 1 - SALE AND PURCHASE OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

         1.1   Assets Sold and Acquired   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

               (a)   Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
               (b)   Accounts Receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
               (c)   Furniture, Fixtures, Equipment and Other Personal Property . . . . . . . . . .       2
               (d)   Leasehold Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (e)   Customer Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (f)   Work in Process and Unfilled Orders  . . . . . . . . . . . . . . . . . . . . .       2
               (g)   Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (h)   Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (i)   Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (j)   Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
               (k)   Intangible Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2

         1.2   Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2

               (a)   Cash at Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
               (b)   Cash Thirty Days After Closing . . . . . . . . . . . . . . . . . . . . . . . .       3
               (c)   Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
               (d)   Assumption of Delinquent Rent Amount . . . . . . . . . . . . . . . . . . . . .       3
               (e)   Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

         1.3   Work in Process and Unfilled Orders  . . . . . . . . . . . . . . . . . . . . . . . .       3
         1.4   Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
         1.5   Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
         1.6   No Assumption of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
         1.7   Sales and Use Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
         1.8   Verification of Value of Leasehold Improvements and Personal Property  . . . . . . .       4

SECTION 2 - REPRESENTATIONS AND WARRANTIES OF THE SELLERS . . . . . . . . . . . . . . . . . . . . .       5

         2.1   Power      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
         2.2   Binding Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
         2.3   No Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
         2.4   Litigation and Other Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . .       5
         2.5   Title      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
         2.6   Notice of Violations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

         2.7    Leasehold Improvements and Personal Property  . . . . . . . . . . . . . . . . .       6
         2.8    Inventory   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         2.9    Taxes       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         2.10   The Lease   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         2.11   Work in Process and Unfilled Orders   . . . . . . . . . . . . . . . . . . . . .       6
         2.12   Employees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         2.13   Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
         2.14   Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
         2.15   Compliance With Legislation Regulating Environmental Quality  . . . . . . . . .       7
         2.16   Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         2.17   Full Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

SECTION 3 - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER   . . . . . . . . . . . . . . . . .       8

         3.1    Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         3.2    Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         3.3    Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         3.4    No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         3.5    Litigation and Other Proceedings  . . . . . . . . . . . . . . . . . . . . . . .       9
         3.6    No Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
         3.7    Full Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

SECTION 4 - THE CLOSING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

         4.1    The Closing Date and Place  . . . . . . . . . . . . . . . . . . . . . . . . . .       9
         4.2    Actions and Deliveries by the Sellers At the Closing  . . . . . . . . . . . . .       9
         4.3    Actions and Deliveries by the Purchaser at the Closing  . . . . . . . . . . . .      10

SECTION 5 - CONDITIONS TO CLOSING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10

         5.1    Conditions Precedent of the Purchaser   . . . . . . . . . . . . . . . . . . . .      10

                (a)   Representations and Warranties True at Closing  . . . . . . . . . . . . .      10
                (b)   Compliance with Agreement   . . . . . . . . . . . . . . . . . . . . . . .      10
                (c)   Condition of the Assets   . . . . . . . . . . . . . . . . . . . . . . . .      10
                (d)   Lease   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
                (e)   Value of the Leasehold Improvements and Personal Property   . . . . . . .      11

         5.2   Conditions Precedent of the Sellers  . . . . . . . . . . . . . . . . . . . . .       11

               (a)   Representations and Warranties True at Closing . . . . . . . . . . . . .       11
               (b)   Compliance with Agreement  . . . . . . . . . . . . . . . . . . . . . . .       11

SECTION 6 - SELLERS' OBLIGATIONS AFTER CLOSING  . . . . . . . . . . . . . . . . . . . . . . .       11

         6.1   Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

               (a)   Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
               (b)   Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

         6.2   Indemnification by the Sellers   . . . . . . . . . . . . . . . . . . . . . . .       12

               (a)   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
               (b)   Defense of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12

         6.3   Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
         6.4   Waiver of Unknown Claims   . . . . . . . . . . . . . . . . . . . . . . . . . .       13

SECTION 7 - PURCHASER'S OBLIGATIONS AFTER CLOSING   . . . . . . . . . . . . . . . . . . . . .       14

         7.1   Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
         7.2   Indemnification by the Purchaser . . . . . . . . . . . . . . . . . . . . . . .       14

               (a)   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
               (b)   Defense of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14

         7.3   Release    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
         7.4   Waiver of Unknown Claims . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 8 - COSTS AND BROKER'S FEES   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         8.1   Costs Borne by Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
         8.2   Broker's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 9 - FORM OF AGREEMENT AND SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . .       16

         9.1   Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
         9.2   Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         9.3    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
         9.4    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

SECTION 10 - PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         10.1   Other Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
         10.2   Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

SECTION 11 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . .       17

SECTION 12 - NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

SECTION 13 - CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

         13.1   Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                (a)   Definition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
                (b)   Nondisclosure and Nonuse  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
                (c)   Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

         SECTION 14 - GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                                    EXHIBITS


Exhibit A    Excluded Assets
Exhibit B    Purchased Assets
Exhibit C    Accounts Receivable
Exhibit D    Furniture, Fixtures and Equipment
Exhibit E    Customer Materials
Exhibit F    Work in Process and Unfilled Orders
Exhibit G    Inventory
Exhibit H    Lease
Exhibit I    Promissory Note
Exhibit J    Security Agreement
Exhibit K    Form UCC-1
Exhibit L    Allocation of Assets
Exhibit M    Litigation
Exhibit N    Insurance Policies
Exhibit O    Bill of Sale

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), effective as of September 22, 1995, is made by and between JOSEPH C. MELIA and CHARLES J. MELIA, both California resident individuals (collectively, with joint and several liability, the "Sellers") and BIKERS DREAM, INC., a California corporation (the "Purchaser"):

                                  WITNESSETH:

         WHEREAS, the Sellers are the owners and operators of a motorcycle, motorcycle parts, accessories and service business (the "Business") located at 75 Long Court, Thousand Oaks, California 91360 (the "Location") being operated under the trade name "Bikers Dream" in accordance with the terms and conditions of that certain franchise agreement dated May 13, 1994 between Sellers, as the franchisee, and the Purchaser, as the franchisor (the "Franchise Agreement"); and

         WHEREAS, the Sellers desire to sell certain assets of the Business to the Purchaser and the Purchaser desires to acquire such assets from the Sellers;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein set forth and One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties agree as follows:


                                   SECTION 1
                          SALE AND PURCHASE OF ASSETS

         1.1 ASSETS SOLD AND ACQUIRED. Subject to the terms and conditions set forth in this Agreement, the Sellers do hereby agree to sell, transfer, and deliver to the Purchaser, and the Purchaser does hereby agree to purchase, acquire, and accept from the Sellers, on the Closing Date all rights, title and interest of Sellers in and to properties, assets and rights of any kind, except for the excluded assets (the "Excluded Assets") set forth on Exhibit A, whether tangible or intangible, real or personal of the Sellers used in connection with the Business (the "Assets") including, without limitation, the assets set forth on Exhibit B, and the following:

                 (a) CASH. All cash held by Sellers with respect to the Business;

                 (b)  ACCOUNTS RECEIVABLE.  All accounts receivable
(whether current or noncurrent) and refunds, deposits, prepayments or prepaid expenses of the Sellers with respect to the Business, a true and accurate list of which is attached hereto as Exhibit C;

                 (c) FURNITURE, FIXTURES, EQUIPMENT AND OTHER PERSONAL PROPERTY. All tools and equipment, furniture, fixtures, computer equipment, software and other personal property of the Business (the "Personal Property"), a true and accurate list of which is attached hereto as Exhibit D;

                 (d) LEASEHOLD IMPROVEMENTS. All rights, if any, of the Sellers to the leasehold improvements attached to, appurtenant to or located in or on the Location (the "Leasehold Improvements");

                 (e) CUSTOMER MATERIALS. All customer lists, current and potential customer mailing lists, customer working files and customer correspondence pertaining to the customers of the Business (the "Customer Materials") including, without limitation, the customer lists and mailing lists attached hereto as Exhibit E;

                 (f) WORK IN PROCESS AND UNFILLED ORDERS. The items of work in process and unfilled orders of the Business, if any, existing on the Closing Date which have been assumed by Purchaser pursuant to Section 1.3 (the "Work in Process and Unfilled Orders"), a true and accurate list of which, including itemized deposits received, is attached hereto as Exhibit F;

                 (g) INVENTORY. All parts inventory and all finished, partially finished and unfinished motorcycle inventory of the Business on the Closing Date wherever located including, without limitation, inventory which is for sale elsewhere on consignment (the "Inventory"), a true and accurate list of which is attached hereto as Exhibit G;

                 (h) LEASE. That certain Standard Industrial/Commercial Single-Tenant Lease-Gross dated June 9, 1994 between Westlake Professional Center Partnership, as landlord, and the Sellers, as tenant, for the use and occupancy of the Location, a copy of which is attached hereto as Exhibit H and incorporated herein by reference (the "Lease");

                 (i) PERMITS. All permits, licenses and other governmental approvals necessary to the operation of the Business, to the extent transferable (the "Permits");

                 (j) CLAIMS. All claims, causes of action, choses in action, rights of recovery and rights of set-off including, without limitation, any liens, security interests or other rights to payment or to enforce payment in connection with sales which occurred prior to the Closing Date (the "Claims"); and

                 (k) INTANGIBLE ASSETS. All other intangible properties of Sellers with respect to the Business.

         1.2 CONSIDERATION. The Purchaser agrees to pay the Sellers the sum of Three Hundred Six Thousand Three Hundred and No/100ths Dollars ($306,300.00) (the "Purchase Price") as consideration for the sale, transfer and delivery to the Purchaser of the Assets, payable in the following manner:

                 (a) CASH AT CLOSING. $50,000 in cash or by wire transfer of federal funds on the Closing Date;

                 (b) CASH THIRTY DAYS AFTER CLOSING. $100,000 in cash or by wire transfer of federal funds on that date which is thirty (30) days after the Closing Date;

                 (c) NOTE. $150,000, together with interest thereon at the per annum rate of nine percent (9%), by executing and delivering to the Sellers that certain Promissory Note, a copy of which is attached hereto as Exhibit I and incorporated herein by reference, in such amount, executed by the Purchaser in favor of the Sellers (the "Note"); the indebtedness represented by the Note shall be payable in twelve (12) equal monthly installments of principal and interest (each in an amount sufficient to fully amortize the balance over such 12-month period), commencing on that date which is sixty (60) days after the Closing Date;

                 (d) ASSUMPTION OF DELINQUENT RENT AMOUNT. $6,300 by the Purchaser assuming and agreeing to pay this amount in delinquent rent due under the Lease; and

                 (e) SECURITY INTEREST. To secure the Purchaser's performance of its obligations under the Note and to secure the performance of its obligations under this Agreement executed by the Purchaser in connection with this Agreement, the Purchaser shall execute and deliver to the Sellers on the Closing Date a security agreement in the form of the security agreement attached hereto as Exhibit J and incorporated herein by reference (the "Security Agreement"), pursuant to which the Purchaser shall grant to the Sellers a first priority security interest in and to the assets of Purchaser set forth and described in the Security Agreement. In addition to the Security Agreement, the Purchaser shall execute and deliver to the Sellers on the Closing Date, and shall cause to be filed with the California Secretary of State a Financing Statement on Form UCC-1 in the form of Exhibit K attached hereto and incorporated herein by reference (the "UCC-1") and such other documents as may be reasonably requested by the Sellers to evidence and perfect the Sellers' security interest in and to such assets.

         1.3 WORK IN PROCESS AND UNFILLED ORDERS. Prior to the Closing Date, the Sellers shall prepare and deliver to the Purchaser a list setting forth all work in process and unfilled orders of the Business sufficient to enable the Purchaser to examine all work in process and unfilled orders of the Business. The Purchaser shall have the option, but not the obligation, to assume some or all of such work in process and assume some or all of such unfilled orders from the Sellers on the Closing Date. All such items of work in process and unfilled orders which the Purchaser does not desire to assume will be retained by the Sellers as their property and, notwithstanding any other language to the contrary contained in this Agreement or any agreement executed in connection with this Agreement, the Sellers shall be free to dispose of such retained items in any fashion they choose. All of such retained items shall be removed from the Location by the Sellers, at the Sellers' expense, no later than five (5) days after the Closing Date. Any such retained items not so removed may be disposed of or utilized by the Purchaser as it deems fit, with no obligation whatsoever to account to the Sellers for any such disposal or utilization. With respect to any work in process and unfilled orders which the

Purchaser elects to assume from the Sellers, the value of such items shall not be in addition to, and shall be included within, the Purchase Price payable to the Sellers pursuant to Section 1.2 above.

         1.4 INVENTORY. A physical count of all Inventory of the Business will be taken by representatives of the Sellers and the Purchaser on or before the Closing Date and again, in an abbreviated fashion, on the Closing Date.
For the purposes of this Agreement, the value of each item of Inventory shall be determined at the Sellers' cost for such item, and only usable, merchantable items of the Inventory shall be included in the calculation of the value of the Inventory. A vendor's invoice setting forth the cost of each item so included in the value of the Inventory shall be delivered to the Purchaser at the time of the examination and at the Closing Date. All valuations of the net Inventory must be supported by vendor's invoices. If, at the Closing Date, the value of the Inventory as determined pursuant to this Section 1.4 is less than $27,000, then the Purchase Price and the amount of the Note shall be reduced by an amount equal to the amount by which such valuation is less than $27,000.

         1.5 ALLOCATION. The Sellers and the Purchaser agree that the Purchase Price shall be allocated among the Assets in accordance with the allocation set forth on Exhibit L attached hereto and incorporated herein by reference, and agree to report this transaction for tax purposes in accordance with such allocation.

         1.6 NO ASSUMPTION OF LIABILITIES. Except for the Lease and the $6,300 of delinquent rent assumed by the Purchaser pursuant to Section 1.2(d) above, the Purchaser will not assume, nor has the Purchaser agreed to pay for, any liability, claim or other obligation of the Sellers, whether now existing or arising in the future, whether accrued, contingent or otherwise, including, without limitation, the payment of rent, utilities, wages (and other employee benefits), taxes, material supplies, unpaid installments of the price of inventory, equipment, furniture and fixtures, and any other liabilities of the Sellers accrued through the Closing Date, and the Sellers shall remain responsible for, and shall pay or provide for, all such liabilities, claims and other obligations of the Sellers.

         1.7 SALES AND USE TAXES. All sales and use taxes, and any other transfer taxes, payable with respect to the transfer of the Assets pursuant to this Agreement shall be paid by the Sellers on or about the date on which the amount set forth in Section 1.2(b) is paid.

         1.8 VERIFICATION OF VALUE OF LEASEHOLD IMPROVEMENTS AND PERSONAL PROPERTY. Evidence reasonably satisfactory to the Purchaser of the cost to the Sellers of each item of Leasehold Improvements and Personal Property shall be delivered to the Buyer on or prior to the Closing Date. The valuation of the Leasehold Improvements and the Personal Property, for the purposes of Sections
2.7 and 5.1(e) below, must be supported by such evidence.

                                   SECTION 2
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         In order to induce the Purchaser to enter into this Agreement, each of the Sellers, jointly and severally, represents and warrants to, and covenants with, the Purchaser as set forth below:

         2.1 POWER. The Sellers are California resident individuals, are under no legal disability and have the power and authority to execute and deliver, and to perform their obligations under, this Agreement and any agreements to be executed in connection with this Agreement on the Closing Date.

         2.2 BINDING OBLIGATION. This Agreement has been, and any agreements to be executed in connection with this Agreement on the Closing Date will have been, duly executed by and on behalf of each of the Sellers and constitutes, or will constitute when executed, valid and binding obligations of each such person, respectively, in accordance with their terms, which obligations are enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws.

         2.3 NO CONFLICTS. The execution, delivery, and performance of this Agreement, and any agreements to be executed in connection with this Agreement on the Closing Date, by the Sellers do not and will not violate, conflict with, or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any statute, law or regulation of any jurisdiction as it relates to the Sellers, or any one or more of them, or any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body against or binding upon the Sellers, or any agreement contract or obligation binding upon the Sellers, or any one or more of them, or as to which any of their assets may be subject.

         2.4 LITIGATION AND OTHER PROCEEDINGS. There are no claims, actions, suits or proceedings pending before any court or governmental authority or, to the knowledge of the Sellers, any investigations pending, nor have Sellers received notice of any claims, actions, suits, proceedings or investigations threatened, which question or challenge the validity of this Agreement, and any agreements to be executed in connection with this Agreement on the Closing Date, or any action taken or to be taken by the Sellers in connection with the transactions contemplated hereby.

         2.5 TITLE. The Sellers have, or will have on the Closing Date, good and marketable title to each item of the Assets free and clear of all liens, mortgages, claims, charges, security interests, encumbrances or other restrictions or limitations of any nature whatsoever.

         2.6 NOTICE OF VIOLATIONS. The Sellers have received no notice from any governmental agency having jurisdiction, or from any of its insurers, that any of the Assets being sold or the Location is in violation of any law, rule or regulation, including, without limitation, any law, rule or regulation pertaining to the environment. No item of the Assets being sold or the Location is in violation of any law, rule or regulation, including without limitation, any law, rule or regulation pertaining to the environment. All permits, licenses and other governmental approvals necessary to the operation of the Business have been obtained and are in full force and effect.

         2.7 LEASEHOLD IMPROVEMENTS AND PERSONAL PROPERTY. All items of Leasehold Improvements and Personal Property shall be in good working order and condition on the Closing Date, ordinary wear and tear excepted. The net book value, determined utilizing the Sellers' documented cost, of all items of Leasehold Improvements and Personal Property shall not, on the Closing Date, be less than $60,000. If, at the Closing Date, the value of the Leasehold Improvements and Personal Property is less than $60,000, then the Purchase Price and the amount of the Note shall be reduced by an amount equal to the amount by which such valuation is less than $60,000.

         2.8 INVENTORY. Each item of the net Inventory included in the calculation of the value of the Inventory in accordance with the terms of
Section 1.4 above is usable and in good and merchantable condition and is of the kind customarily stocked and sold or utilized by a company in the Business.

         2.9 TAXES. All federal, state and local taxes of the Sellers due and owing on or before the Closing Date will have been paid in full on or before the Closing Date. The Sellers will have paid, on or before the Closing Date, to the proper authorities in the State of California all unemployment compensation due and owing on or before the Closing Date with regard to their employees.

         2.10 THE LEASE. A true and accurate copy of the Lease is attached to this Agreement as Exhibit I and is in full force and effect. No default by the Sellers and, to the knowledge of the Sellers, by the landlord under the Lease exists under the terms and conditions of the Lease.

         2.11 WORK IN PROCESS AND UNFILLED ORDERS. All items of Work in Process and Unfilled Orders have been entered into by the Sellers in the ordinary course of business, have not been prepaid by the customers (except with respect to those deposits set forth on Exhibit E which have been transferred on the Closing Date from the Sellers to the Purchaser), and represent good faith transactions negotiated at arms length.

         2.12 EMPLOYEES. Prior to the Closing Date, Purchaser shall be free (but shall not be obligated) to offer employment to such of the employees formally employed by the Sellers as Purchaser may elect, such employment to commence on the Closing Date. Notwithstanding anything else in this Agreement to the contrary, (a) Sellers shall be liable for any and all severance obligations, shut-down pay or benefits, accrued vacation and similar obligations, if any, to its employees resulting from or arising out of the transactions contemplated by this Agreement or otherwise, and (b) nothing in this paragraph creates or is intended to create any rights of any kind or nature in any third parties, including, without limitation, any rights or remedies in favor of any of Sellers' employees to be employed, or respecting the terms of employment, for any specified period of time.

         2.13 CONTRACTS. True copies of all material contracts ("Contracts") of Sellers with respect to the Business, including all amendments and supplements thereto, have been or will be made available to Purchaser prior to the Closing Date. All of the Contracts are valid and in full force and effect. Sellers have duly performed all of its obligations under the Contracts to the extent those obligations to perform have accrued, and no default or breach under any Contracts by any party has occurred which will impair the ability of Sellers or Purchaser to enforce its rights thereunder.

         2.14 LITIGATION. Except as set forth in Exhibit M, there is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, labor dispute (other than routine grievance procedures or routine, uncontested claims for benefits under any benefit plans for personnel), arbitration or investigation pending or, to the knowledge of Sellers, threatened or anticipated, against, relating to affecting (i) Sellers or (ii) the transactions contemplated by this Agreement. Sellers are not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency and there are no unsatisfied judgments against Sellers, the Business or any Business-related property.

         2.15    COMPLIANCE WITH LEGISLATION REGULATING ENVIRONMENTAL QUALITY.

                 (a) To the best of Seller's knowledge, no toxic wastes or other toxic or hazardous substances or materials have, while under the contract of Sellers, been used, stored or otherwise held, treated, disposed of or released on, under or about the premises leased by the Sellers pursuant to the Lease (the "Premises") or currently are being stored or otherwise held, treated, disposed of or released on, under or about the Premises in violation of Environmental Laws, as hereinafter defined. To the best of Sellers' knowledge, no underground tanks are or have been on the Premises.

                 (b) The Premises are, and while under the control of the Sellers have been, maintained in compliance with all federal, state and local environmental protection, occupational, health and safety or similar laws, ordinances, restrictions, licenses, including but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Safe Drinking Water Act (42 U.S.C. Section 3000(f) et seq.), Toxic Substances Control Act (15 U.S.C. Section 261 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response of Compensation and Liability Act (42 U.S.C. Section 6901 et seq.), California Health & Safety Code (Section 25100 et seq., Section 3900 et seq.), and California Water Code (Section 13000 et seq.) (collectively, "Environmental Laws"). The Sellers have at all times disposed of the Business's waste in full compliance with all applicable Environmental Laws.

                 (c) The Sellers have no notice of any pending or threatened action, claim or proceeding under Environmental Laws arising out of the condition of the Premises. The Sellers have not been served any citation or received any notice or other communication of non-compliance with any Environmental Laws. The Sellers have no notice of any formal or informal assertion by any governmental agency or other person that the Sellers or a predecessor business or landowner may be a potentially responsible party in connection with any waste disposal site or facility.

                 (d) No liens have been, or are, imposed on the Premises under any Environmental Laws.

         2.16 INSURANCE. Exhibit N attached hereto contains a complete and accurate list of all policies or binders of fire, liability, title, worker's compensation and other forms of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums and a general description of the type of coverage provided) maintained by Sellers on the Business, property or personnel.

         2.17 FULL DISCLOSURE. No representation, covenant or warranty made by the Sellers in this Agreement or in any exhibit attached hereto or in any document, instrument or agreement contemplated hereby contains or will contain on the Closing Date any untrue statement of a material fact or omits or will fail to state a material fact necessary to make any representations, covenants or warranties made not misleading. All representations and warranties made by the Sellers hereunder, or in any exhibit attached hereto or in any document, instrument or agreement contemplated hereby shall be deemed remade on the Closing Date.


                                   SECTION 3
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         In order to induce the Sellers to enter into this Agreement, the Purchaser represents and warrants to, and covenants with, the Sellers as set forth below:

         3.1 ORGANIZATION. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has the corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement and any agreements to be executed in connection with this Agreement on the Closing Date.

         3.2 AUTHORITY. The execution, delivery, and performance of this Agreement have been, and any agreements to be executed in connection with this Agreement on the Closing Date will have been, duly and validly authorized and approved by the Board of Directors of the Purchaser, and no further corporate action is required to authorize the execution, delivery, or performance of this Agreement, and any agreements to be executed in connection with this Agreement on the Closing Date, by such corporation.

         3.3 BINDING OBLIGATION. This Agreement has been, and any agreements to be executed in connection with this Agreement on the Closing Date will have been, duly executed by and on behalf of the Purchaser and constitutes, or will constitute when executed, the valid and binding obligation of such corporation, which obligations are enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws.

         3.4 NO CONFLICTS. The execution, delivery, and performance of this Agreement, and any agreements to be executed in connection with this Agreement on the Closing Date, by the Purchaser, do not and will not violate, conflict with, or result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of the Articles of Incorporation or Bylaws of such corporation, any statute, law, or regulation of any jurisdiction as it relates to such corporation, or any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency, or governmental or regulatory body against or binding upon such corporation.

         3.5 LITIGATION AND OTHER PROCEEDINGS. Except as disclosed to the Sellers, there are no claims, actions, suits or proceedings pending before any court or governmental authority or, to the knowledge of the Purchaser, any investigations pending, or claims, actions, suits, proceedings or investigations threatened, which question or challenge the validity of this Agreement, and any agreements to be executed in connection with this Agreement on the Closing Date, or any action taken or to be taken by each such corporation in connection with the transactions contemplated hereby.

         3.6 NO CONSENT. No consent of any other party and no consent, license, approval or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Agreement with respect to the Purchaser, or the consummation by the Purchaser of the transactions contemplated hereby.

         3.7 FULL DISCLOSURE. No representation, covenant or warranty made by the Purchaser in this Agreement or in any exhibit attached hereto or in any document, instrument or agreement contemplated hereby contains or will contain on the Closing Date any untrue statement of a material fact or omits or will fail to state a material fact necessary to make any representations, covenants or warranties made not misleading. All representations and warranties made by the Purchaser hereunder, or in any exhibit attached hereto or in any document, instrument or agreement contemplated hereby shall be deemed remade on the Closing Date.


                                   SECTION 4
                                  THE CLOSING

         4.1 THE CLOSING DATE AND PLACE. The delivery of the bill of sale, assignments, authorizations and other instruments of transfer for the Assets by the Sellers, and the delivery of the consideration by the Purchaser (the "Closing") shall take place at the offices of the Sellers in Thousand Oaks, California, on or before 5:00 p.m. Pacific Daylight Time on September 22, 1995 (the "Closing Date").

         4.2 ACTIONS AND DELIVERIES BY THE SELLERS AT THE CLOSING. At the Closing, the Sellers shall deliver or cause to be delivered to the Purchaser, against delivery of the items specified in Section 4.3:

                 (a) A general bill of sale, in the form of Exhibit 0 attached hereto and incorporated herein by reference, conveying, assigning, transferring and selling the Assets to the Purchaser, together with the relevant documents of title thereto, if any;

                 (b)      An assignment of the Lease,

                 (c) The originals of the Customer Materials and Permits (to the extent such items are currently in the possession of Sellers); and

                 (d)      Possession of the Assets.

         4.3 ACTIONS AND DELIVERIES BY THE PURCHASER AT THE CLOSING. At the Closing, the Purchaser shall deliver or cause to be delivered to the Sellers, against delivery of the items specified in Section 4.2:

                 (a) The cash portion of the Purchase Price due pursuant to Section 1.2(a) above;

                 (b)      The Note;

                 (c)      An assignment of the Lease; and

                 (d)      The Security Agreement, and the UCC-1.


                                   SECTION 5
                             CONDITIONS TO CLOSING

         5.1 CONDITIONS PRECEDENT OF THE PURCHASER. The obligations of the Purchaser under this Agreement to be performed on the Closing Date shall be subject to the conditions that, on or before the Closing Date:

                 (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Each of the representations and warranties of the Sellers contained in this Agreement or any certificate or document delivered pursuant to the provisions of this Agreement shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made at and as of such date;

                 (b) COMPLIANCE WITH AGREEMENT. The Sellers shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such parties prior to or at the Closing Date;

                 (c) CONDITION OF THE ASSETS. The Assets shall, on the Closing Date, be in substantially the same condition as they were on September 22, 1995, reasonable wear and tear excepted;

                 (d) LEASE. The landlord under the Lease shall have given and delivered to the Purchaser its written consent to the assignment of the Lease to the Purchaser or shall have entered into a new lease agreement for the Location with the Purchaser under substantially the same terms and conditions as are contained in the Lease or on such other terms and conditions as are acceptable to the Purchaser; and

                 (e) VALUE OF THE LEASEHOLD IMPROVEMENTS AND PERSONAL PROPERTY. The value of the Leasehold Improvements and the Personal Property, as determined in accordance with this Agreement, shall be not less than $60,000.

         5.2 CONDITIONS PRECEDENT OF THE SELLERS. The obligations of the Sellers under this Agreement to be performed on the Closing Date shall be subject to the following conditions that, on or before the Closing Date:

                 (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Each of the representations and warranties of the Purchaser contained in this Agreement or any certificate or document delivered pursuant to the provisions of this Agreement shall be true in all material respects on and as of the Closing Date as though such representations and warranties were made at and as of such date; and

                 (b) COMPLIANCE WITH AGREEMENT. The Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such parties prior to or at the Closing Date.


                                   SECTION 6
                       SELLERS' OBLIGATIONS AFTER CLOSING

         6.1     FURTHER ASSURANCES.

                 (a) INSTRUMENTS. The Sellers, on and at any time after the Closing Date, will execute, acknowledge, and deliver any further assignments, conveyances, and other assurances, documents, and instruments of transfer reasonably requested by the Purchaser and will take any other action consistent with the terms of this Agreement that may be reasonably requested by the Purchaser for the purpose of selling, transferring, assigning, granting, conveying, delivering or confirming to the Purchaser any or all of the Assets as of the Closing Date.

                 (b) ENFORCEMENT. If reasonably requested by the Purchaser, the Sellers, at the Purchaser's sole cost and expense, further agree to prosecute or otherwise enforce in their own name for the benefit of the Purchaser any claims, rights or benefits that are transferred to the Purchaser by this Agreement and that require prosecution or enforcement in the Sellers' name.

         6.2     INDEMNIFICATION BY THE SELLERS.

                 (a) INDEMNIFICATION. The Sellers hereby jointly and severally agree to indemnify and hold harmless the Purchaser and its officers, directors, partners, employees, agents, and counsel, from and against any and all damages or deficiencies resulting from (i) any misrepresentation, breach of warranty or nonfulfillment of any covenant, indemnity, undertaking or agreement on the part of either of the Sellers contained in this Agreement or any agreement executed in connection with this Agreement, (ii) any liability from, under, or with respect to the operation of the Assets or the Business on or before the Closing (including, but not limited to, the distribution of products and services by the Sellers, work in process and any claims or lawsuits brought based on any acts of omission or commission by the Sellers that occurred on or before the Closing); (iii) any costs, liabilities or claims arising out of the failure of the Sellers or the Purchaser to comply with the California bulk sales law or any other law, statute, regulation, ordinance or rule relating to or affecting the transfer of the Assets from the Sellers to the Purchaser pursuant to this Agreement; and (iv) any and all actions, suits, proceedings, demands, assessments or judgments, costs or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to proceedings or investigations or to the defense of any claim) related to any of the foregoing. Any liability under this Section 6.2 shall accrue and be due and payable to the Purchaser as and when such damages or deficiencies are accrued and due and payable by the Purchaser. The Purchaser shall have the right to offset and deduct the amount of any liability of the Sellers resulting from (i) liens imposed by any taxing authority (presently existing or hereinafter arising) against the Business or otherwise encumbering the Assets and existing after payment of amounts pursuant to Section 1.2(b) above and (ii) any costs, liabilities or claims (payable to third party creditors of the Business) arising out of the failure of the parties to comply with the California bulk sales law, from any payments or obligations due and owing from the Purchaser to the Sellers, including, but not limited to, any obligations under this Agreement or the Note. Notwithstanding the foregoing, Purchaser shall tender any claims by third party creditors which may be asserted as a result of the failure of the parties to comply with the California bulk sales law to the Sellers for review and approval prior to paying such claim and/or offsetting and deducting the amount thereof in the manner set forth above. In the event that the Sellers fail to approve payment within ten days, the Purchaser shall pay the disputed amount into an interest-bearing escrow account pending resolution of the matter pursuant to escrow instructions mutually acceptable to the Purchaser and the Sellers. After resolution of the dispute funds deposited in connection therewith will be disbursed to the third party creditor or the Sellers as the case may be.

                 (b) DEFENSE OF CLAIM. If the Purchaser (the "Indemnified Party") asserts that either of the Sellers has become obligated to the Indemnified Party pursuant to this Section 6.2, or in the event that any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which either of the Sellers may become obligated to the Indemnified Party under this Section 6.2, then the Indemnified Party shall give prompt written notice thereof to the Sellers. The Sellers shall have the right, at their expense and with counsel of their choosing, to control and defend, contest, settle (at no cost to the Indemnified Party), or otherwise protect against any such suit, action, investigation, claim or proceeding. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Indemnified Party's choice.

In any event, the Indemnified Party shall cooperate with the Sellers in the defense of any such suit, action, investigation, claim or proceeding. Without limiting the generality of the foregoing, the Indemnified Party shall furnish documentary or other evidence as is then in its possession as may reasonably be requested by the Sellers for the purpose of defending against any such suit, action, investigation, claim or proceeding. In the event that the Sellers do not elect to control and defend, contest, settle or otherwise protect against any such suit, action, investigation, claim or proceeding, the Indemnified Party may do so and the Sellers shall indemnify the Indemnified Party with respect thereto and reimburse the Indemnified Party's expenses as incurred.

         6.3 RELEASE. The Sellers, and their successors, heirs and assigns (all of the foregoing persons and entities are hereinafter collectively referred to as the "Seller Entities") do hereby, effective as of the date hereof, release and forever discharge the Purchaser and its officers, directors, shareholders, subsidiaries (including without limitation Bikers Dream International, Inc., a California corporation), employees, agents, counsel, successors and assigns (all of the foregoing persons and entities other than the Seller Entities are hereinafter referred to as the "Purchaser Entities") from any and all causes of action, suits, claims, demands, damages, judgments, losses, penalties, expenses (including, but not limited to, reasonable attorneys' fees), costs, settlements and liabilities whatsoever, whether known or unknown, liquidated or unliquidated, fixed, contingent, direct or indirect, whether at law or in equity, which the Seller Entities, or any one or more of them, have had or now have or may in the future have against the Purchaser Entities, or any one or more of them, for, upon or by reason of any matter, fact or thing whatsoever from the beginning of time to the date of this Agreement, including, but not limited to, all obligations of the Purchaser Entities under the Franchise Agreement (which, by execution of this Agreement, is hereby terminated in all respects) and all obligations or liabilities arising out of the violation or alleged violation of any federal, state or local laws, regulations or ordinances, including, but not limited to all franchise registration and relationship laws and all securities laws; provided, however, specifically excluded from the release provisions of this Section shall be (i) any obligations of the Purchaser Entities pursuant to the terms and conditions of this Agreement and any agreement executed in connection with this Agreement and (ii) any obligations of the Purchaser Entities for contribution or indemnification under the Franchise Agreement in the event of any claims brought against the Seller Entities by third parties.

         6.4 WAIVER OF UNKNOWN CLAIMS. The Sellers expressly acknowledge that they understand the meaning and significance of Section 1542 of the California Civil Code, and having such understanding, waive any and all rights they may have under said Section 1542 which provides:

                 "A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected the settlement of the debtor."

                                   SECTION 7
                     PURCHASER'S OBLIGATIONS AFTER CLOSING

         7.1 FURTHER ASSURANCES. The Purchaser, on and at any time after the Closing Date, will execute, acknowledge, and deliver any further assurances, documents, and instruments of transfer, assignment or assumption reasonably requested by the Sellers and will take any other action consistent with the terms of this Agreement that may be reasonably requested by the Sellers for the purpose of concluding the transactions contemplated by this Agreement.

         7.2     INDEMNIFICATION BY THE PURCHASER.

                 (a) INDEMNIFICATION. The Purchaser hereby agrees to indemnify and hold harmless the Sellers, their respective heirs and successors, from and against any and all damages or deficiencies resulting from (i) any misrepresentation, breach of warranty or nonfulfillment of any covenant, indemnity, undertaking or agreement on the part of the Purchaser contained in this Agreement or any agreement executed in connection with this Agreement including, without limitation, the Security Agreement, (ii) any liability arising from, under, or with respect to the operation of the Assets or the Business after the Closing (including, but not limited to, the Lease, the distribution of products and services by the Purchaser, completion of work in process and any claims or lawsuits brought based on any acts of omission or commission by the Purchaser that occur after the Closing), and (iii) any and all actions, suits, proceedings, demands, assessments or judgments, costs, or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to proceedings or investigations or to the defense of any claim) related to any of the foregoing. Any liability under this
Section 7.2 shall accrue and be due and payable to the Sellers as and when such damages or deficiencies are accrued and due and payable by the Sellers. The Sellers shall have the right to offset and deduct the amount of any liability of the Purchaser under this Section 7.2 from any liabilities or payments owed by the Sellers to the Purchaser under this Agreement or the Lease.

                 (b) DEFENSE OF CLAIM. If either of the Sellers (the "Indemnified Party") asserts that the Purchaser has become obligated to the Indemnified Party pursuant to this Section 7.2, or in the event that any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Purchaser may become obligated to the Indemnified Party under this Section 7.2, then the Indemnified Party shall give prompt written notice thereof to the Purchaser. The Purchaser shall have the right, at its expense and with counsel of its choosing, to control and defend, contest, settle (at no cost to the Indemnified Party), or otherwise protect against any such suit, action, investigation, claim or proceeding. The Indemnified Party shall have the right, but not the obligation, to participate at his own expense in the defense thereof by counsel of the Indemnified Party's choice. In any event, the Indemnified Party shall cooperate fully with the Purchaser in the defense of any such suit, action, investigation, claim or proceeding. Without limiting the generality of the foregoing, the Indemnified Party shall furnish the Purchaser with documentary or other evidence as is then in his possession as may be reasonably requested by the Purchaser for the purpose of defending against any such suit, action, investigation, claim or proceeding. In the event that the Purchaser does not elect to control and defend, contest, settle or otherwise protect against any such suit, investigation, claim or proceeding, the Indemnified Party may do so and the Purchaser shall indemnify the Indemnified Party with respect thereto and reimburse the Indemnified Party's expenses as incurred.

         7.3 RELEASE. The Purchaser Entities do hereby, effective as of the date hereof, release and forever discharge the Seller Entities and their employees, agents and counsel from any and all causes of action, suits, claims, demands, damages, judgments, losses, penalties, expenses (including but not limited to reasonable attorneys' fees), costs, settlements and liabilities whatsoever, whether known or unknown, liquidated or unliquidated, fixed, contingent, direct or indirect, whether at law or in equity, which the Purchaser Entities, or any one or more of them, have had or now have or may in the future have against any one or more of the Sellers for, upon or by reason of any matter, fact or thing whatsoever from the beginning of time to the date of this Agreement, including, but not limited to, all claims under the Franchise Agreement (which, by execution of this Agreement, is hereby terminated in all respects); provided, however, specifically excluded from the release provisions of this Section shall be (i) any obligations of the Sellers pursuant to the terms and conditions of this Agreement and any agreement executed in connection with this Agreement and (ii) any obligations of the Sellers for contribution or indemnification under the Franchise Agreement in the event of any claims brought against the Purchaser Entities by third parties.

         7.4 WAIVER OF UNKNOWN CLAIMS. Purchaser expressly acknowledges that it understands the meaning and significance of Section 1542 of the California Civil Code, and having such understanding, waives any and all rights it may have under said Section 1542 which provides:

                 "A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected the settlement of the debtor."


                                   SECTION 8
                            COSTS AND BROKER'S FEES

         8.1 COSTS BORNE BY PARTIES. Except as otherwise provided herein, the Sellers and the Purchaser shall pay all costs and expenses incurred by them in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

         8.2 BROKER'S FEES. The Purchaser and the Sellers each represent and warrant to the other that it or they did not deal directly or indirectly with or through any broker or finder in connection with the transactions contemplated by this Agreement.

                                   SECTION 9
                       FORM OF AGREEMENT AND SEVERABILITY

         9.1 HEADINGS. The subject headings of the Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         9.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, negotiations and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party against whom enforcement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         9.3 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.4 SEVERABILITY. If any terms or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby.


                                   SECTION 10
                                    PARTIES

         10.1 OTHER PARTIES. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Agreement.

         10.2 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, and obligations hereunder shall be assigned by any of the parties hereto without prior written consent of each of the other parties hereto.

                                   SECTION 11
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations, warranties, opinions, or other writings provided for in this Agreement and the covenants and agreements to be performed or complied with by the respective parties before or on or after the Closing Date shall be deemed to be continuing and shall survive the Closing.


                                   SECTION 12
                                    NOTICES

         All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, or (b) on the day of mailing, if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as set forth below:

         To the Sellers (prior to Closing):        JOSEPH C. MELIA
                                                   CHARLES J. MELIA
                                                   68 Long Court
                                                   Thousand Oaks, CA 91360

         With a Copy To:                           FULBRIGHT & JAWORSKI L.L.P.
                                                   865 South Figueroa Street
                                                   Twenty Ninth Floor
                                                   Los Angeles, CA 90017-2571
                                                   Attention:    Mr. Richard R. Mainland
                                                                 Attorney at Law

                                    - and -

         With a Copy To:                           ARTHUR H. BARENS, P.C.
                                                   Barens Law Building
                                                   10209 Santa Monica Boulevard
                                                   Los Angeles, CA 90067
                                                   Attention:    Mr. Jeffrey D. Stulberg
                                                                 Attorney at Law

         To the Sellers (after the Closing):       JOSEPH C. MELIA
                                                   CHARLES J. MELIA
                                                   68 Long Court
                                                   Thousand Oaks, CA 92360

         With a Copy To:                           FULBRIGHT & JAWORSKI L.L.P.
                                                   865 South Figueroa Street
                                                   Twenty Ninth Floor
                                                   Los Angeles, CA 90017-2571
                                                   Attention:    Mr. Richard R. Mainland
                                                                 Attorney at Law

                                    - and -

         With a Copy To:                           ARTHUR H. BARENS, P.C.
                                                   Barens Law Building
                                                   10209 Santa Monica Boulevard
                                                   Los Angeles, CA 90067
                                                   Attention:    Mr. Jeffrey D. Stulberg
                                                                 Attorney at Law

         To the Purchaser:                         BIKERS DREAM, INC.
                                                   1420 Village Way
                                                   Santa Ana, CA 92705
                                                   Attention:    Mr. Jeffrey L. Simons
                                                                 President

         With a Copy To:                           DAY & CAMPBELL
                                                   3070 Bristol Street
                                                   Suite 650
                                                   Costa Mesa, CA 92626
                                                   Attention:    Rowland W. Day II
                                                                 Attorney at Law

Any party may change its address for purposes of this Section by giving the other parties notice of the new address in the manner set forth above; provided, however, any notice of change of address shall not be effective until received.

                                   SECTION 13
                                CONFIDENTIALITY

         13.1    CONFIDENTIAL INFORMATION.

                 (a) DEFINITION. For the purposes of this Agreement, "Confidential Information" shall mean any information, knowledge and know-how, not known to the general public, regarding the Purchaser Entities or the Purchaser Entities' processes and products, customers, suppliers, accounts, financial statements, business systems and any other information, knowledge and know-how relating to the Purchaser Entities or the Purchaser Entities' business. In addition, "Confidential Information" shall mean any information disclosed to the Sellers, or to which they obtained access as a franchisee of the Purchaser, which they should reasonably believe to be confidential or proprietary to the Purchaser Entities, or which is treated by the Purchaser Entities as being confidential or proprietary. "Confidential Information" shall include, but not be limited to, trade secrets and all customer information of the Purchaser Entities.

                 (b) NONDISCLOSURE AND NONUSE. Neither of the Sellers shall in any manner or form disclose, provide or otherwise make available, in whole or in part, any Confidential Information to any person or entity without the prior written consent of the Purchaser unless disclosed pursuant to court or government actions. Neither of the Sellers shall in any manner or form use or permit others within their control to use any Confidential Information for their own account or for the account of others without the prior written consent of the Purchaser.

                 (c) REMEDIES. The Sellers expressly agree that the foregoing is reasonable and needed to protect the legitimate business interests of the Purchaser Entities. The Sellers also agree that the Purchaser will be irreparably harmed and that damages alone cannot adequately compensate the Purchaser if there is a violation or breach by the Sellers of the provisions of this Section 13.1, and that injunctive relief is essential for the protection of the Purchaser. Therefore, the Purchaser shall be entitled to obtain injunctive relief without posting any bond or security, in addition to all of their rights and remedies which may be available under this Agreement or applicable law.


                                   SECTION 14
                                 GOVERNING LAW

         This Agreement, the rights and obligations hereunder, and the remedies available hereunder or at law or in equity, shall be governed by and construed in accordance with the laws of the State of California. By execution of this Agreement, the parties hereto agree and submit to personal jurisdiction in the State of California for the purposes of any suit or proceeding brought to enforce or construe the terms and conditions of this Agreement and agree that venue for any such suit or proceeding shall be in Ventura County, California.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and effective as of the date first above written.


                                        The "Sellers"


                                        /s/ JOSEPH C. MELIA
                                        -------------------------------------
                                        JOSEPH C. MELIA


                                        /s/ CHARLES J. MELIA
                                        -------------------------------------
                                        CHARLES J. MELIA


                                        The "Purchaser"


                                        BIKERS DREAM, INC.


                                        By       /s/ DENNIS CAMPBELL
                                           ----------------------------------
                                                     Dennis Campbell
                                           Its President and Chief Executive
                                           Officer

                                AMENDMENT NO.1
                                      TO
                           ASSET PURCHASE AGREEMENT


        The Asset Purchase Agreement dated as of September 22, 1995 by and between JOSPEH C. MELIA and CHARLES J. MELIA, both California resident individuals (collectively, with joint and several liability, the "Sellers") and BIKERS DREAM, INC., a California corporation (the "Purchaser") is hereby amended, as follows:

        1.  Section 1.2(a) is revised in its entirety, as follows:

            "(a) Cash at Closing, $50,000 in cash, by check or by wire transfer of federal funds on the Closing Date;"

        2. Section 1.2(d) is revised to include the following parenthetical language after the word "Lease":

            "(Purchaser also agrees to be responsible for payment of rent in the amount of $938 which is due under the Lease for the period of September 22, 1995 through September 30, 1995)".

        3.  Section 5.2(c) is hereby added to the Agreement, as follows:

            "Good Funds. In the event the Purchaser elects to deliver a corporate check at the Closing [in lieu of cash or a wire transfer of federal funds pursuant to Section 1.2(b)], such check shall have been cleared by the issuing bank prior to any formal closing of the purchase transaction being deemed effective."

        4. Section 6.2(b) at page 13, line 2 is hereby amended by deleting the parenthesis after the word "Business" and by inserting after the phrase "bulk sales law" the phrase "or any customer)".

        Except as provided in this Amendment No. 1 to Asset Purchase Agreement, all terms and provisions of the Asset Purchase Agreement are in full force and effect, and have not been changed, amended or modified.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Asset Purchase Agreement to be duly executed and effective as of the date first above written.


                                    The "Sellers"

                                    /s/ JOSEPH C. MELIA
                                    --------------------------
                                    JOSEPH C. MELIA


                                    /s/ CHARLES J. MELIA
                                    --------------------------
                                    CHARLES J. MELIA


                                    The "Purchaser"


                                    BIKERS DREAM, INC.


                                    By /s/ DENNIS CAMPBELL
                                       -----------------------
                                       Dennis Campbell

                                       Its President and Chief
                                       Executive Officer